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Amendment dated June 25, 2001 to Prospectus of
The GNMA Fund Investment Accumulation Program, Inc.
dated May 1, 2001

    On June 22, 2001, the Program adopted a new administration agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), Prudential Securities Incorporated, Morgan Stanley DW Inc. and Salomon Smith Barney Inc.; the administrators will continue to provide the same services, for the same fees, as provided under the previous administration agreement. MLIM is at 800 Scudders Mill Road, Plainsboro, N.J. 08536.

    Defined Assets Funds have determined not to offer any additional unit investment trusts, and some of the existing trusts are being terminated. This could cause the Program's expense ratio to increase.

    On the same date, Gregory Maunz was elected Vice President of the Program, responsible for assisting Bank of New York in determining which securities the Program's investment formula requires it to buy or sell and which dealers to use. Mr. Maunz is Managing Director and Senior Portfolio Manager of MLIM, and has been with MLIM and its predecessors since 1984.

Amendment dated June 25, 2001
to Statement of Additional Information
of The GNMA Fund Investment Accumulation Program, Inc.
dated May 1, 2001

    On June 22, 2001, the Program's Board of Directors (including each director who is not an interested person) approved a new Administration Agreement with Merrill Lynch Investment Managers, L.P. ("Merrill Lynch" or "MLIM"), Prudential Securities Incorporated, Morgan Stanley DW Inc. and Salomon Smith Barney Inc. The fees and services under the new agreement are identical to those of the previous administration agreement.

    MLIM, 800 Scudders Mill Road, Plainsboro, N.J. 08536, (212) 670-0213, is a registered investment adviser and is adviser to a variety of open-end and closed-end investment companies. MLIM and its affiliates have over $500 billion in investment company and other portfolio assets under management. MLIM is owned by Merrill Lynch & Co., Inc., a financial services holding company.

    The references to Merrill Lynch on page 7 refer to Merrill Lynch, Pierce, Fenner & Smith Incorporated.

    On the same date, Messrs. Perini, Mahoney and Fenerty resigned as officers and director of the Program and were replaced by the following:

Name and Address	Positions with Registrant	Principal occupations during past five years
Terry K. Glenn (60)* 800 Scudders Mill Rd. Plainsboro, N.J. 08536	President and Director	Executive Vice President, MLIM and Fund Asset Management, L.P. ("FAM") (including their corporate predecessors) since 1983; Executive Vice President and Director, Princeton Services, Inc. ("Princeton Services") since 1993; President, FAM Distributors, Inc. ("FAMD") since 1986 and Director thereof since 1991; Director, Financial Data Services, Inc.; President, Princeton Administrators, L.P. since 1988.
Gregory M. Maunz (48)* 800 Scudders Mill Rd. Plainsboro, N.J. 08536	Vice President	Managing Director and Senior Portfolio Manager, and previously portfolio manager, MLIM.
Donald C. Burke (40)* 500 College Rd. Plainsboro, N.J. 08536	Treasurer	First Vice President, MLIM and FAM since 1997 and Treasurer since 1999; Senior Vice President and Treasurer, Princeton Services since 1999; Vice President, FAMD since 1999; Vice President, MLIM and FAM, 1990-1997; Director of Taxation, MLIM, since 1990.

    Each of these officers is also a director, trustee or officer of certain other investment companies for which MLIM or FAM acts as investment adviser or manager. Mr. Maunz also advices the Transaction Agent with respect to the solicitation of bids to buy and sell securities on behalf of the Program, subject to the formula described under Transaction Agent in the Prospectus, and also with respect to which dealer should effect the transactions.

*
Interested person, as defined in the Investment Company Act of 1940, of the Program.

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Amendment dated June 25, 2001 to Prospectus of The GNMA Fund Investment Accumulation Program, Inc. dated May 1, 2001
Amendment dated June 25, 2001 to Statement of Additional Information of The GNMA Fund Investment Accumulation Program, Inc. dated May 1, 2001